SECURITIES AND EXCHANGE COMMISSION
       WASHINGTON, DC  20549
 --------------------------------------------------------------
       FORM 8-K
       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

       August 22, 1997

Schult Homes Corporation
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Indiana                     0-15506                35-1608892
(STATE OR OTHER   (COMMISSION      (IRS EMPLOYER
JURISDICTION OF     FILE NUMBER)    IDENTIFICATION NO.)
INCORPORATION)

P.O. Box 151, Middlebury, Indiana                   46540
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (Zip Code)

Registrant's telephone number, including area code:

                    (219) 825-5881

___________________________________________________
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST
REPORT.)


Item 1.     Changes in Control of Registrant.

       Not applicable.

Item 2.     Acquisition or Disposition of Assets.

       Not applicable.

Item 3.     Bankruptcy or Receivership.

       Not applicable.


Item 4.     Changes in Registrant's Certifying Accountant.

       Not applicable.
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Item 5.     Other Events.

       The Board of Directors has authorized the purchase of up to 100,000 of its common shares on the open market, from time to time, until further notice.

Item 6.     Resignations of Registrant's Directors.

       Not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

       Not applicable.


            EXHIBITS

            None.


                      SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
 Schult Homes Corporation
       (Registrant)

Date: August 22, 1997                     By:___________________________
Walter E. Wells
President
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